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                                                                     EXHIBIT 4.1

EasyLink Services Corporation
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
ELS
CLASS A COMMON STOCK
CLASS A COMMON STOCK
CUSIP 27784T 10 1
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
$.01 PAR VALUE PER SHARE, OF

EasyLink Services Corporation

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated

CHAIRMAN

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
EasyLink Services Corporation
The CORPORATION will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof OF THE CORPORATION AND THE qualifications, limitations or restrictions of such preferences and/or rights. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION.

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KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE
CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-
TEN ENT-
JT TEN-
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common


UNIF GIFT MIN ACTD            Custodian
                              (Cust)                    (Minor)
                                  under Uniform Gifts to Minors
                                  Act
                                             (State)

Additional abbreviations may also be used though not in the above list.

For value received,                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.